Exhibit 31.3

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Don R. Daseke, certify that:

1.I have reviewed this Amendment No.1 to the Annual Report on Form 10-K of Daseke, Inc.; and

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 29, 2019	By:	/s/ Don R. Daseke
Don R. Daseke
Chairman of the Board of Directors and
Chief Executive Officer
(Principal Executive Officer)